Blackstone’s First Quarter 2014 Earnings April 17, 2014 Exhibit 99.2

Blackstone 1
Blackstone’s First Quarter 2014 Highlights
(a) See page 11, Total Assets Under Management, notes (b) and (c).
Blackstone’s Economic Net Income (“ENI”) was $814 million ($0.70/unit) for the quarter, up 30% from last year, reflecting continued strong growth in Fee Revenues and Performance Fees.
•
ENI was $3.7 billion ($3.23/unit) for the last twelve months, up 73% from $2.1 billion ($1.88/unit) in the same period last year.
Distributable Earnings (“DE”) were $485 million for the quarter ($0.41/unit), up 24% from the same period last year, driven by strong growth in Realized Performance Fees and Realized Investment Income.
GAAP Net Income was $266 million for the quarter, net of certain non-cash IPO and transaction related expenses and exclusive of net income attributable to non-controlling interests, primarily inside ownership.
Total Assets Under Management (“AUM”) reached $272 billion, up 25% year-over-year with double-digit increases across all investing businesses, through strong inflows and consistent appreciation.
•
Gross inflows were $10.2 billion in the first quarter and $62.0 billion for the last twelve months.
•
Blackstone’s funds returned $11.5 billion
(a)
of capital to investors during the first quarter and
$41.9 billion
(a)
over the last twelve months as the environment for realizing gains remained strong.
Increased investment activity led to $7.4 billion of capital invested and/or committed during the first quarter, bringing the last twelve months to $21.6 billion.
Blackstone accelerated the release of its final annual K-1 tax forms which were made available to common unitholders in late March.

Blackstone 2
Blackstone’s First Quarter 2014 Earnings
Note: LTM represents the last twelve months’ results for the respective periods presented. Throughout this presentation, LTM per Unit amounts equal the sum of the relevant per unit amounts for the preceding four quarters.
(a) ENI per Unit is based on the Weighted-Average ENI Adjusted Units. See page 30, Unit Rollforward.
(b) DE per Common Unit equals DE Attributable to Common Unitholders divided by Total Common Units Outstanding. See page 30, Unit Rollforward.
% Change % Change
(Dollars in Thousands, Except per Unit Data)
1Q'13 1Q'14 vs. 1Q'13 1Q'13 LTM 1Q'14 LTM vs. 1Q'13 LTM
Fee Revenues 520,883 $        613,338 $        18% 2,202,737 $     2,459,777 $     12%
Performance Fees 603,999 779,014 29% 1,812,008 3,731,388 106%
Investment Income 134,771 116,467 (14)% 337,609 669,501 98%
Total Revenues 1,259,653 $    1,508,819 $    20% 4,352,354 $    6,860,666 $    58%
Total Expenses 621,316 683,573 10% 2,173,278 3,077,718 42%
Taxes 10,031 11,312 13% 46,688 83,445 79%
Economic Net Income (“ENI
”)
628,306 $        813,934 $        30% 2,132,388 $    3,699,503 $    73%
ENI per Unit
(a)
0.55 $              0.70 $              27% 1.88 $              3.23 $              72%
GAAP Net Income 167,635 $        265,617 $        58% 327,908 $        1,269,184 $     287%
Fee Related Earnings (“FRE”) 137,733 $        174,829 $        27% 691,118 $        782,565 $        13%
Distributable Earnings (“DE”) 390,912 $        485,112 $        24% 1,344,910 $    1,956,899 $    46%
DE per Common Unit
(b)
0.34 $              0.41 $              21% 1.12 $              1.63 $              46%
Total Assets Under Management 218,210,672 $ 271,745,583 $ 25% 218,210,672 $ 271,745,583 $ 25%
Fee-Earning Assets Under Management 170,949,347 $ 203,599,604 $ 19% 170,949,347 $ 203,599,604 $ 19%

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone 3
Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
1Q'14 1Q'14 LTM
Results Per Unit
(a)
Results Per Unit
(a)
Base Management Fees 476,878 $          1,808,938 $
Advisory Fees 69,963 413,457
Transaction and Other Fees, Net 59,910 228,913
Management Fee Offsets (16,644) (79,202)
Interest Income and Other Revenue 31,041 77,636
Compensation (306,545) (1,155,208)
Other Operating Expenses (139,774) (511,969)
Fee Related Earnings
174,829 $          0.15 $                782,565 $          0.69 $
Net Realized Incentive Fees 30,202 289,401
Net Realized Carried Interest 184,225 666,249
Net Realized Investment Income 110,573 259,948
Taxes and Related Payables (31,054) (175,640)
Equity-Based Compensation 16,337 134,376
Distributable Earnings 485,112 $          0.41 $                1,956,899 $      1.63 $
Net Unrealized Incentive Fees 37,735 (33,819)
Net Unrealized Carried Interest 289,598 1,399,016
Net Unrealized Investment Income (1,916) 419,588
Add Back: Related Payables 19,742 92,195
Less: Equity-Based Compensation (16,337) (134,376)
Economic Net Income
813,934 $          0.70 $                3,699,503 $      3.23 $
See page 29, Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective  captions on page 18, Total Segments.
(a) Fee Related Earnings per Unit is based on DE Units Outstanding; DE per Unit equals DE per Common Unit; and ENI per Unit is based on
Weighted-Average ENI Adjusted Units (See page30, Unit Rollforward).

Blackstone 4
Summary Walkdown of GAAP to Non-GAAP Financial Metrics
GAAP
Economic Income
“EI”
Fee Related Earnings
“FRE”
Distributable Earnings
“DE”
Income Before Provision for Taxes
+ IPO and Acquisition-Related Charges
– Impact of Consolidated Funds
– Net Performance Fees
– Fund Investment Income
+ Net Realized Performance Fees
+ Realized Investment Income
– Taxes and Related Payables
+   Equity-Based Compensation
= Distributable Earnings
(Dollars in Millions)
See pages 27-28, Reconciliation of GAAP to Non-GAAP Measures for details.
1Q’14 1Q’14 LTM
$485 $1,957
$709 $3,379
= Economic Income $825 $3,783
= Fee Related Earnings
$175 $783

Blackstone 5
Private Equity
27.0%
1Q’14 LTM increase in fund carrying value
(a)
$120 million
1Q’14 Realized Performance Fees
(a) Corporate Private Equity portfolio, Tactical Opportunities and Other Funds (including fee-paying co-investment funds). Excludes returns for Strategic Partners.
$820 million
1Q’14 Net Accrued Performance Fees
Total Revenues up 115% to $484 million for the quarter and Economic Income up 209% to $319 million.
•
Performance Fees up over 400% to $287 million from $56 million in the first quarter of 2013.
Carrying value of portfolio assets
(a)
appreciated 7.0% in the quarter and 27.0% for the last twelve months, driven by private holdings in the healthcare and services sectors and public holdings.
BCP V appreciated 5.6%, accruing $49 million of Performance Fees during the quarter, and the BCP V “main fund”
further reduced its gap to the preferred return hurdle by 43% to $916 million.
Robust realization activity, with $4.7 billion harvested during the quarter compared to $2.0 billion in the first quarter of 2013, and $12.3 billion over the last twelve months up from $4.6 billion in the comparable period.
Sharp increase in investment activity with $3.1 billion of total capital invested and/or committed for the quarter and $6.2 billion during the last twelve months.
Additional closes in Tactical Opportunities of $510 million ($5.6 billion total) and latest Strategic Partners secondary fund of funds of $854 million ($1.5 billion total).
% Change % Change
(Dollars in Thousands)
1Q'13 1Q'14 vs. 1Q'13 1Q'13 LTM 1Q'14 LTM vs. 1Q'13 LTM
Fee Revenues 113,627 $       145,810 $        28% 470,039 $       511,495 $       9%
Performance Fees 55,938             286,870           413% 276,132           959,157           247%
Investment Income 55,873             51,502             (8)% 136,653           245,404           80%
Total Revenues 225,438           484,182           115% 882,824           1,716,056       94%
Compensation 60,203             73,307             22% 230,365           249,224           8%
Performance Fee Compensation 32,865             58,623             78% 95,831             407,444           325%
Other Operating Expenses 29,168             33,006             13% 131,132           127,975           (2)%
Total Expenses 122,236           164,936           35% 457,328           784,643           72%
Economic Income 103,202 $       319,246 $       209% 425,496 $       931,413 $       119%
Total AUM 52,491,811 $  66,142,945 $  26% 52,491,811 $  66,142,945 $  26%
Fee-Earning AUM 36,785,770 $  41,150,728 $  12% 36,785,770 $  41,150,728 $  12%

Blackstone 6
Real Estate
27.8%
1Q’14 LTM increase in fund carrying value
(a)
$195 million
1Q’14 Realized Performance Fees
(a) Blackstone Real Estate Partners (“BREP”) portfolio (including fee-paying co-investment funds).
(b) Includes April 7, 2014 equity issuance of $254.6 million net proceeds.
Fee Revenues rose 18% compared to the first quarter of 2013 reflecting Management Fees from latest European fund and first Asian fund.
Real Estate Funds’ carrying value
(a)
appreciated 3.8% for the quarter and 27.8% for the last twelve months, driven by valuation increases from private investments in the office and industrial sectors and certain public holdings.
Realized Performance Fees totaled $195 million in the first quarter of 2014 compared with $72 million a year ago.
•
Significant proceeds of $1.3 billion from partial realizations in the global office portfolio including Broadgate
Estate, Equity Office Properties, CarrAmerica and Trizec.
Raised $2.2 billion of capital during the quarter, including $1.3 billion from the final closing of the latest European fund ($6.9 billion total), $245 million in the Asian fund ($3.5 billion total) and $563 million in debt strategies.
BXMT, the commercial mortgage REIT, completed two successful common equity issuances to fund continued
strong origination activity, bringing it to $1.4 billion of current market capitalization
(b)
.
Invested $1.7 billion with an additional $1.9 billion committed at quarter end, bringing the total capital invested plus committed to $12.7 billion for the last twelve months.
$2.4 billion
1Q’14 Net Accrued Performance Fees
% Change % Change
(Dollars in Thousands)
1Q'13 1Q'14 vs. 1Q'13 1Q'13 LTM 1Q'14 LTM vs. 1Q'13 LTM
Fee Revenues 144,365 $      170,103 $      18% 612,671 $      672,721 $      10%
Performance Fees 354,341 337,606 (5)% 990,726 2,138,847 116%
Investment Income 69,837 36,736 (47)% 172,290 369,459 114%
Total Revenues 568,543 544,445 (4)% 1,775,687 3,181,027 79%
Compensation 69,459 80,233 16% 271,692 304,996 12%
Performance Fee Compensation 117,678 110,184 (6)% 295,933 717,043 142%
Other Operating Expenses 28,462 33,107 16% 123,252 121,036 (2)%
Total Expenses 215,599 223,524 4% 690,877 1,143,075 65%
Economic Income 352,944 $      320,921 $      (9)% 1,084,810 $   2,037,952 $   88%
Total AUM 59,475,215 $ 81,333,562 $ 37% 59,475,215 $ 81,333,562 $ 37%
Fee-Earning AUM 42,140,507 $ 53,490,834 $ 27% 42,140,507 $ 53,490,834 $ 27%

Blackstone 7
Hedge Fund Solutions
Total Revenues of $194 million for the quarter, up 16% year-over-year driven by an increase in
Fee-Earning AUM, up 22% over the same period last year.
BAAM’s Principal Solutions Composite
(a)
was up gross 1.8% for the quarter and 9.8% for the last twelve months.
Fee-Earning AUM grew by $10.0 billion, or 22% year-over-year to $55.6 billion; April 1 subscriptions of
$795 million are not included in Fee-Earning AUM.
•
BAAM held an additional closing for its first permanent capital vehicle acquiring general partner interests in hedge funds bringing total commitments to $1.4 billion.
•
69% of Fee-Earning AUM is currently invested in specialized, customized or individual investor solutions.
$27.0 billion of Incentive Fee-Earning AUM, or 92% of the eligible total, were above the high water mark and/or hurdle, which was up 14% from $23.6 billion a year ago.
Dry powder of $2.2 billion, up 82% from the first quarter of last year, primarily driven by the launch of the general partner interests vehicle.
9.8%
1Q’14 LTM Composite Return
(a)
$29.3 billion
Incentive Fee Eligible AUM at 1Q’14
$1.6 billion
1Q’14 Fee-Earning Net Inflows
% Change % Change
(Dollars in Thousands)
1Q'13 1Q'14 vs. 1Q'13 1Q'13 LTM 1Q'14 LTM vs. 1Q'13 LTM
Fee Revenues 93,772 $          114,805 $       22% 362,874 $       435,883 $       20%
Performance Fees 69,210             57,930             (16)% 135,200           204,173           51%
Investment Income 4,765               21,251             346% 11,678             34,793             198%
Total Revenues 167,747           193,986           16% 509,752           674,849           32%
Compensation 33,868             40,571             20% 125,366           143,173           14%
Performance Fee Compensation 24,858             20,032             (19)% 40,583             63,823             57%
Other Operating Expenses 15,159             19,480             29% 59,034             71,287             21%
Total Expenses 73,885             80,083             8% 224,983           278,283           24%
Economic Income 93,862 $          113,903 $       21% 284,769 $       396,566 $       39%
Total AUM 48,187,865 $  58,262,659 $  21% 48,187,865 $  58,262,659 $  21%
Fee-Earning AUM 45,585,454 $  55,571,357 $  22% 45,585,454 $  55,571,357 $  22%
BAAM’s Principal Solutions Composite does not include BAAM’s long-only equity, long-biased commodities, seed, strategic opportunities (external investments) and advisory platforms. On a net of fees basis, the BAAM Principal Solutions Composite was up 1.6% for the quarter and 8.6% for the last twelve months.
(a)

Blackstone 8
Credit
$66 billion
1Q’14 Total AUM
Investment Performance
(a)
Gross Returns
CLOs
Customized Credit
Strategies
(b)
Mezzanine
Funds
Rescue
Lending
Funds
Hedge Fund
Strategies
Fee Revenues up 10% to $110 million in the quarter, driven by a 15%
increase in Fee-Earning AUM.
Total AUM grew 14% year-over-year to $66.0 billion due to robust net inflows and strong appreciation, which more than offset realizations and outflows of $13.5 billion over the last twelve months.
GSO further advanced its European platform with the launches of a
European CLO and a new global credit fund, raising over $1 billion of Total
AUM during the quarter.
Invested $587 million of total capital with an additional $308 million committed but not yet invested during the quarter, bringing total capital invested and committed to $2.2 billion for the last twelve months.
% Change % Change
(Dollars in Thousands)
1Q'13 1Q'14 vs. 1Q'13 1Q'13 LTM 1Q'14 LTM vs. 1Q'13 LTM
Fee Revenues 100,541 $       110,268 $       10% 402,145 $       414,815 $       3%
Performance Fees 124,510           96,608             (22)% 409,950           429,211           5%
Investment Income 4,421               6,150               39% 14,907             19,778             33%
Total Revenues 229,472           213,026           (7)% 827,002           863,804           4%
Compensation 45,521             50,752             11% 190,455           191,745           1%
Performance Fee Compensation 64,494             48,415             (25)% 211,582           222,231           5%
Other Operating Expenses 20,962             32,839             57% 88,354             108,817           23%
Total Expenses 130,977           132,006           1% 490,391           522,793           7%
Economic Income 98,495 $          81,020 $          (18)% 336,611 $       341,011 $       1%
Total AUM 58,055,781 $  66,006,417 $  14% 58,055,781 $  66,006,417 $  14%
Fee-Earning AUM 46,437,616 $  53,386,685 $  15% 46,437,616 $  53,386,685 $  15%
1Q'14 1Q'14 LTM
Hedge Fund
   Strategies
3.9% 21.7%
Mezzanine
   Funds
4.3% 19.3%
Rescue
   Lending Funds
5.3% 30.6%
$7.8
$8.8
$7.6
$21.6
$20.3
Totals may not add due to rounding.
(b)
Includes business development companies (“BDCs”), closed-end funds, commingled funds, the exchange traded fund and separately managed accounts.
(a)
Represents weighted-average performance of the assets of the respective flagship funds within each strategy. Hedge Fund Strategies net returns were 2.9% for 1Q’14 and
16.3% for 1Q’14 LTM, Mezzanine Funds net returns were 3.2% for 1Q’14 and 12.5% for 1Q’14 LTM and Rescue Lending Funds net returns were 3.9% for 1Q’14 and 23.5% for 1Q’14 LTM.

Blackstone 9
Financial Advisory
Total Revenues up 7% in the quarter, due primarily to greater deal activity in Blackstone Advisory Partners.
Blackstone Advisory Partners’ revenue more than doubled compared to the first quarter of 2013 as several large deals closed during the first quarter of 2014, including Advanced Auto Parts and WMI Holdings.
Blackstone Capital Markets had a good start to the year, reflecting increased participation in debt transactions.
Restructuring revenue decreased in the quarter compared to the prior year quarter due to fewer deal closings, although the pipeline remains steady across a diverse group of industries.
Park Hill’s revenue declined due to fewer fund closings; however, the pipeline remains strong and a meaningful backlog of assignments exists at the close of the quarter.
% Change % Change
(Dollars in Thousands)
1Q'13 1Q'14 vs. 1Q'13 1Q'13 LTM 1Q'14 LTM vs. 1Q'13 LTM
Fee Revenues 68,578 $          72,352 $          6% 355,008 $       424,863 $       20%
Investment Income (Loss) (125)                 828                    n/m 2,081               67                      (97)%
Total Revenues 68,453             73,180             7% 357,089           424,930           19%
Compensation 57,926             61,682             6% 225,103           266,070           18%
Other Operating Expenses 20,693             21,342             3% 84,596             82,854             (2)%
Total Expenses 78,619             83,024             6% 309,699           348,924           13%
Economic Income (Loss) (10,166) $        (9,844) $          3% 47,390 $          76,006 $          60%

+19%
$36.8
$42.1
$45.6
$46.4
$41.2
$53.5
$55.6
$53.4
1Q'13
1Q'14

Blackstone 10
Fee-Earning Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
1Q’14 Fee-Earning AUM Rollforward
(Dollars in Millions)
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Fee-Earning AUM by Segment
(Dollars in Billions)
$170.9
$203.6
Private Equity
Real Estate
Hedge Fund
Solutions
Credit
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Inflows: Tactical Opportunities additional fee generating assets.
Realizations: primarily BCP V,  including three public market dispositions and three strategic sales.
Inflows: BREP Europe IV $1.3 billion; first Asian fund $245 million;
BREDS capital raised and/or invested $916 million.
Realizations: primarily sales of office assets in BREP.
Net Inflows: $1.6 billion in net inflows of which 53% was from specialized, customized or individual investor solutions.
Inflows: launch of new European CLO $812 million; capital raised for
BDCs $860 million and Hedge Fund Strategies $1.1 billion.
Realizations / Outflows: $1.1 billion returned to CLO investors;
$559 million returned across Mezzanine and Rescue Lending funds.
Private Real Hedge Fund
Equity Estate Solutions
4Q'13 42,601 $     50,793 $     52,866 $     51,723 $     197,982 $
Inflows
(a)
383 3,307 2,368 3,830 9,887
Outflows
(b)
(342) (91) (608) (871) (1,912)
Realizations
(c)
(1,579) (573) (188) (1,648) (3,988)
Net Inflows (Outflows) (1,539) 2,643 1,572 1,311 3,987
Market Activity
(d)
89 55 1,133 353 1,630
1Q'14 41,151 $     53,491 $     55,571 $     53,387 $     203,600 $
QoQ Increase (Decrease) (3)% 5% 5% 3% 3%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
1Q'13 36,786 $     42,141 $     45,585 $     46,438 $     170,949 $
Inflows
(a)
9,797 16,390 10,257 15,310 51,753
Outflows
(b)
(735) (1,413) (3,958) (2,470) (8,576)
Realizations
(c)
(4,884) (3,814) (488) (8,004) (17,190)
Net Inflows 4,177 11,163 5,811 4,836 25,987
Market Activity
(d)
188 187 4,175 2,113 6,663
1Q'14 41,151 $     53,491 $     55,571 $     53,387 $     203,600 $
YoY Increase 12% 27% 22% 15% 19%
Credit Total

+25%
$52.5
$59.5
$48.2
$58.1
1Q'13
$66.1
$81.3
$58.3
$66.0
1Q'14

Blackstone 11
Real
Estate
Hedge
Fund
Solutions
Credit
Total Assets Under Management
1Q’14 Total AUM Rollforward
(Dollars in Millions)
LTM Total AUM Rollforward
(Dollars in Millions)
$218.2
$271.7
Private Equity
Real Estate
Hedge Fund
Solutions
Credit
Total AUM by Segment
(Dollars in Billions)
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets and the effect of changes in the definition of Total Assets Under Management.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private
Equity
Inflows: Strategic Partners capital raised $854 million; Tactical
Opportunities capital raised $510 million.
Market Activity: strong fund performance, with 7.0% overall increase in carrying value, including 12.5% in BCP VI and 5.6% in BCP V.
Market Activity: carrying value increase of 3.8% driven by
improving fundamentals in the private portfolio (4.4%, $1.5 billion)
and public portfolio appreciation (2.9%, $580 million).
Inflows: second close of general partner interests vehicle
($1.4 billion in total commitments).
Market Activity: BAAM’s Principal Solutions Composite up 1.8%
gross.
Market Activity: $433 million appreciation in Hedge Fund
Strategies and BDCs; $333 million appreciation in carry funds.
Private Real Hedge Fund
Equity Estate Solutions
4Q'13 65,675 $     79,411 $     55,657 $     65,014 $     265,758 $
Inflows
(a)
2,106 2,407 2,287 3,396 10,195
Outflows
(b)
(168) (580) (612) (902) (2,262)
Realizations
(c)
(4,682) (2,046) (276) (2,272) (9,276)
Net Inflows (Outflows) (2,744) (219) 1,399 222 (1,342)
Market Activity
(d)
3,212 2,142 1,206 770 7,330
1Q'14 66,143 $     81,334 $     58,263 $     66,006 $     271,746 $
QoQ Increase 1% 2% 5% 2% 2%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
1Q'13 52,492 $     59,475 $     48,188 $     58,056 $     218,211 $
Inflows
(a)
15,543 18,576 10,409 17,473 62,002
Outflows
(b)
(436) (1,574) (4,108) (3,102) (9,219)
Realizations
(c)
(12,305) (9,322) (661) (10,419) (32,708)
Net Inflows 2,802 7,680 5,640 3,953 20,076
Market Activity
(d)
10,849 14,178 4,435 3,998 33,459
1Q'14 66,143 $     81,334 $     58,263 $     66,006 $     271,746 $
YoY Increase 26% 37% 21% 14% 25%
Credit Total

Blackstone 12
1Q’14 Available Capital Summary
Committed undrawn capital (“Total Dry Powder”) reached a record $48.0 billion, up 34% from $35.8 billion a year ago, despite record levels of investment activity.
Performance Fee Eligible AUM
(a)
was $185.8 billion at the end of the quarter, including $116.0 billion currently earning Performance Fees, up substantially from the prior year period.
$48 billion Total Dry Powder
(b)
$21 billion Not Currently
Earning  Management Fees
(c)
$186 billion Performance
Fee Eligible AUM
(a)
Uninvested
Not Earning
Fees
Currently
Earning Fees
Credit
Hedge
Fund
Solutions
Private
Equity
Real
Estate
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Totals may not add due to rounding.
$18.6
$17.7
$2.2
$9.5
$6.5
$4.0
$0.9
$9.1
$88.5
$116.0
$24.6
$25.3
$34.3
$44.5
$147.5
$185.8
1Q'13 1Q'14
(a)
Represents invested and to be invested capital at fair value, including closed commitments for funds whose investment period has not yet commenced, on which performance fees could be earned if certain hurdles are met.
(b)
Represents illiquid drawdown funds only; excludes marketable vehicles; includes both Fee-Earning (third party) capital and general partner/employee commitments that do not earn fees. Amounts reduced by outstanding commitments to invest, but for which capital has not been called.
(c)
Represents the committed uninvested capital portion of Total AUM not currently earning Base Management Fees of the Private Equity, Real Estate and Real Estate debt strategies drawdown funds, and the Credit Mezzanine and Rescue Lending funds, the Hedge Fund Solutions’ Strategic Alliance Fund and other separately managed accounts. The amount depends on the specific terms of each fund.
Total AUM not currently earning Management Fees of $20.5 billion at quarter end, due largely to fund structures where the payment of Management Fees is triggered by investment of capital rather than commitment.

+21%
$1.96
$1.97
$2.00
$1.67
$2.42
$3.11
1Q'13
1Q'14

Blackstone 13
At March 31, 2014, Blackstone had $1.9 billion in total cash, corporate treasury and liquid investments and
$8.2 billion of total net value, or $7.20 per DE unit, up 21% from $5.93 a year ago.
Net Performance Fees were $3.5 billion at the end of the first quarter, up 57% from the same period last year, reflecting the consistent high returns on a diverse set of funds.
Long-term debt of $1.6 billion at the end of the first quarter from the 2009, 2010 and 2012 bond issuances, resulting in a Debt to Adjusted EBITDA ratio of 0.72x for the last twelve months.
•
On April 7, 2014, Blackstone issued senior notes of $500 million (5.00%) maturing on June 15, 2044.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility expiring in 2017.
Balance Sheet Highlights
(a)
(a) Preliminary, excludes the consolidated Blackstone funds. Totals may not add due to rounding.
(b) Primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit.
(c) Illiquids include Blackstone investments in Private Equity, Real Estate and Other, which were
$966 million, $1.4 billion and $389 million, respectively, as of March 31, 2014 and $907 million,
$1.1 billion and $201 million, respectively, as of March 31, 2013.
(Dollars in Millions)
1Q’13 1Q’14
Cash and Cash Equivalents $ 815 $ 788
Treasury Cash Management
Strategies
1,255 965
Liquid Investments (b) 142 147
Illiquid Investments (c) 2,220 2,761
Net Performance Fees 2,261 3,546
Total Net Value $ 6,693 $ 8,207
Outstanding Bonds
(at par) (d)
$ 1,635 $ 1,635
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
July 2017 maturity
$1.9 billion
total cash, corporate treasury
and liquid investments
Cash and Investments
(e)
Net
Performance
Fees
Total Cash
and Liquids
Illiquids
$5.93
$7.20
(d) Senior notes of $600 million issued August 2009 maturing on August 15, 2019 (6.625% coupon), $400 million issued September 2010 maturing on March 15, 2021 (5.875% coupon), $400 million issued August 2012 maturing on February 15, 2023 (4.750% coupon) and $250 million issued August 2012 maturing on August 15, 2042
(6.250% coupon), net of $15 million held by Blackstone.
(e) Cash and Investments per DE unit.

Blackstone 14
Unitholder Distribution
(a) A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 31, Definitions and Distribution Policy.
(b) DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries.
(c) Per Unit calculations are based on Total Common Units Outstanding (page 30, Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date.
(d) Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $38.3 million for 1Q’14.
Generated $0.41 of Distributable Earnings per common unit during the first quarter, up 21% year-over-year.
Declared a quarterly distribution of $0.35 per common unit to record holders as of April 28, 2014; payable on
May 5, 2014.
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 vs. 1Q'13
Distributable Earnings (“DE”) 390,912 $      338,485 $      312,673 $      820,629 $      485,112 $
24%
Add: Other Payables Attributable to
Common Unitholders
2,204 28,498 17,694 58,103 19,856 801%
DE before Certain Payables
(b)
393,116 366,983 330,367 878,732 504,968 28%
Percent to Common Unitholders 51% 51% 52% 52% 53%
DE before Certain Payables Attributable to
Common Unitholders
199,812 187,652 170,216 455,291 265,378 33%
Less: Other Payables Attributable to
Common Unitholders
(2,204) (28,498) (17,694) (58,103) (19,856) (801)%
DE Attributable to Common Unitholders 197,608 159,154 152,522 397,188 245,522 24%
DE per Common Unit
(c)
0.34 $            0.28 $            0.26 $            0.68 $            0.41 $            21%
Less: Retained Capital per Unit (d) (0.04) $           (0.05) $           (0.03) $           (0.10) $           (0.06) $           (50)%
Net Cash Available for Distribution per
Common Unit
(c)
0.30 $            0.23 $            0.23 $            0.58 $            0.35 $            17%
Actual Distribution per Common Unit
(c)
0.30 $            0.23 $            0.23 $            0.58 $            0.35 $            17%
Record Date Apr 28, 2014
Payable Date May 5, 2014
(a)

Blackstone 15
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
1Q'13 1Q'14 vs. 1Q'13 1Q'13 LTM 1Q'14 LTM vs. 1Q'13 LTM
Revenues
Management and Advisory Fees, Net 482,133 $         573,160 $         19% 2,041,150 $      2,285,012 $      12%
Performance Fees
Realized Carried Interest 294,170 333,623 13% 608,032 983,411 62%
Realized Incentive Fees 23,741 43,794 84% 320,263 484,891 51%
Unrealized Carried Interest 177,347 330,394 86% 872,741 2,311,057 165%
Unrealized Incentive Fees 105,798 64,233 (39)% 8,302 (64,314) n/m
Total Performance Fees 601,056 772,044 28% 1,809,338 3,715,045 105%
Investment Income
Realized 42,353 153,026 261% 119,981 299,317 149%
Unrealized 106,230 13,500 (87)% 289,635 518,934 79%
Total Investment Income 148,583 166,526 12% 409,616 818,251 100%
Interest and Dividend Revenue 12,557 14,069 12% 45,275 66,023 46%
Other 2,144 869 (59)% 8,499 9,032 6%
Total Revenues 1,246,473 1,526,668 22% 4,313,878 6,893,363 60%
Expenses
Compensation and Benefits
Compensation 451,430 485,351 8% 2,047,873 1,878,406 (8)%
Performance Fee Compensation
Realized Carried Interest 89,437 149,398 67% 177,932 317,162 78%
Realized Incentive Fees 10,508 23,635 125% 146,298 214,042 46%
Unrealized Carried Interest 95,472 40,730 (57)% 332,528 911,975 174%
Unrealized Incentive Fees 44,478 23,531 (47)% (12,829) (32,598) (154)%
Total Compensation and Benefits
691,325 722,645 5% 2,691,802 3,288,987 22%
General, Administrative and Other 109,306 135,554 24% 515,278 500,690 (3)%
Interest Expense 27,062 24,667 (9)% 85,414 105,578 24%
Fund Expenses 7,408 4,985 (33)% 19,495 24,235 24%
Total Expenses
835,101 887,851 6% 3,311,989 3,919,490 18%
Other Income
Reversal of Tax Receivable Agreement Liability - - n/m - 20,469 n/m
Net Gains from Fund Investment Activities 67,210 70,155 4% 35,213 384,609 992%
Income Before Provision for Taxes 478,582 $         708,972 $         48% 1,037,102 $      3,378,951 $      226%
Provision for Taxes 50,993 54,097 6% 197,263 258,746 31%
Net Income 427,589 $         654,875 $         53% 839,839 $         3,120,205 $      272%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities 62,316 45,792 (27)% 111,655 166,791 49%
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities (9,452) 43,961 n/m (107,136) 251,970 n/m
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 207,090 299,505 45% 507,412 1,432,260 182%
Net Income Attributable to The Blackstone Group L.P. ("BX") 167,635 $         265,617 $         58% 327,908 $         1,269,184 $      287%
Net Income per Common Unit, Basic and Diluted 0.29 $                0.44 $                52% n/a n/a n/a

Blackstone 16
Additional Disclosures
How did BCP V impact earnings in the first quarter?
•
BCP V in total (“main fund” and BCP V-AC) appreciated 5.6% during the quarter and accrued $49 million of
Performance Fees.
•
Currently, the BCP V “main fund” needs a 3% increase in Total Enterprise Value (“TEV”), or $916 million, to begin the “catch-up” phase of the 80%/20% accrual of carry.
•
BCP V-AC remains above hurdle and continues to accrue Performance Fees.
Were there significant events that impacted Fee Revenues during the first quarter?
•
Pursuant to its limited partnership agreement, on February 9, 2014, BREP V’s partnership term expired and is no longer earning Base Management Fees.
•
BREP V has $3.4 billion of Fee-Earning AUM and the expiration of its term resulted in an $8 million decline in
Base Management Fees from the prior quarter.
Were there any one-time Operating Expenses in the first quarter?
•
During the quarter, the Credit segment recorded a non-recurring Placement Fee expense of $11 million.
Excluding the impact of this one-time expense, Total Segment Operating Expenses are up 13% year-over-year.
Since BREP V is eligible for Performance Fees, it is included in Fee-Earning AUM. Currently, BREP V has
$623 million of net accrued Performance Fees and a 1.9x MOIC/10% Net IRR.

Appendix

Blackstone 18
Total Segments
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 1Q'13 LTM 1Q'14 LTM
Revenues
Management and Advisory Fees, Net
Base Management Fees 408,747 $          425,674 $           437,294 $           469,092 $           476,878 $           1,604,644 $      1,808,938 $
Advisory Fees 67,020 120,734 83,602 139,158 69,963 348,591 413,457
Transaction and Other Fees, Net
(a)
37,974 66,464 42,806 59,733 59,910 226,622 228,913
Management Fee Offsets
(b)
(9,662) (10,535) (8,271) (43,752) (16,644) (37,565) (79,202)
Total Management and Advisory Fees, Net 504,079 602,337 555,431 624,231 590,107 2,142,292 2,372,106
Performance Fees
Realized Carried Interest 294,170 183,288 182,654 283,846 333,623 608,032 983,411
Realized Incentive Fees 24,727 74,867 31,238 343,501 53,837 320,912 503,443
Unrealized Carried Interest 177,347 456,706 290,052 1,233,905 330,288 872,741 2,310,951
Unrealized Incentive Fees 107,755 4,358 40,992 (173,033) 61,266 10,323 (66,417)
Total Performance Fees 603,999 719,219 544,936 1,688,219 779,014 1,812,008 3,731,388
Investment Income
Realized 38,110 54,586 11,492 66,283 111,917 110,016 244,278
Unrealized 96,661 42,533 87,680 290,460 4,550 227,593 425,223
Total Investment Income 134,771 97,119 99,172 356,743 116,467 337,609 669,501
Interest Income and Dividend Revenue 14,661 15,342 21,539 19,394 22,362 51,946 78,637
Other 2,143 (1,164) 4,708 4,621 869 8,499 9,034
Total Revenues 1,259,653 1,432,853 1,225,786 2,693,208 1,508,819 4,352,354 6,860,666
Expenses
Compensation 266,977 306,477 279,498 262,688 306,545 1,042,981 1,155,208
Performance Fee Compensation
Realized Carried Interest 89,437 75,910 60,369 31,485 149,398 177,932 317,162
Realized Incentive Fees 10,508 35,014 14,599 140,794 23,635 146,298 214,042
Unrealized Carried Interest 95,472 172,824 82,341 616,080 40,690 332,528 911,935
Unrealized Incentive Fees 44,478 3,084 11,084 (70,297) 23,531 (12,829) (32,598)
Total Compensation and Benefits 506,872 593,309 447,891 980,750 543,799 1,686,910 2,565,749
Other Operating Expenses 114,444 120,152 122,872 129,171 139,774 486,368 511,969
Total Expenses 621,316 713,461 570,763 1,109,921 683,573 2,173,278 3,077,718
Economic Income 638,337 $          719,392 $           655,023 $           1,583,287 $        825,246 $           2,179,076 $      3,782,948 $
Economic Net Income 628,306 $          703,240 $           640,231 $           1,542,098 $        813,934 $           2,132,388 $      3,699,503 $
Fee Related Earnings 137,733 $          168,434 $           178,596 $           260,706 $           174,829 $           691,118 $          782,565 $
Distributable Earnings 390,912 $          338,485 $           312,673 $           820,629 $           485,112 $           1,344,910 $      1,956,899 $
Total Assets Under Management 218,210,672 $  229,571,741 $    248,064,888 $    265,757,630 $    271,745,583 $    218,210,672 $  271,745,583 $
Fee-Earning Assets Under Management 170,949,347 $  176,338,947 $    188,649,817 $    197,981,739 $    203,599,604 $    170,949,347 $  203,599,604 $
Weighted Average Fee-Earning AUM 169,551,186 $  173,706,678 $    185,628,676 $    196,309,547 $    200,246,002 $    164,747,339 $  188,952,701 $
LP Capital Invested 1,784,463 $      3,634,404 $        3,378,067 $        5,382,770 $        4,468,527 $        12,964,001 $    16,863,768 $
Total Capital Invested 1,840,474 $      3,757,591 $        3,536,365 $        6,115,856 $        4,807,663 $        14,320,938 $    18,217,475 $

Blackstone 19
Private Equity
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 1Q'13 LTM 1Q'14 LTM
Revenues
Management Fees, Net
Base Management Fees 86,246 $         86,621 $         95,281 $         99,998 $         98,584 $         349,051 $         380,484 $
Transaction and Other Fees, Net
(a)
24,453 38,348 16,052 18,135 42,847 106,436 115,382
Management Fee Offsets
(b)
(480) (1,950) (2,080) (1,173) (1,713) (2,624) (6,916)
Total Management Fees, Net 110,219 123,019 109,253 116,960 139,718 452,863 488,950
Performance Fees
Realized Carried Interest 139,892 3,899 85,121 101,081 119,805 245,756 309,906
Unrealized Carried Interest (83,954) 182,926 (86,300) 385,560 167,065 30,376 649,251
Total Performance Fees 55,938 186,825 (1,179) 486,641 286,870 276,132 959,157
Investment Income (Loss)
Realized 24,162 21,586 11,495 30,783 60,535 36,074 124,399
Unrealized 31,711 21,088 23,621 85,329 (9,033) 100,579 121,005
Total Investment Income 55,873 42,674 35,116 116,112 51,502 136,653 245,404
Interest Income and Dividend Revenue 2,984 3,251 5,231 4,136 5,228 14,120 17,846
Other 424 366 1,521 1,948 864 3,056 4,699
Total Revenues 225,438 356,135 149,942 725,797 484,182 882,824 1,716,056
Expenses
Compensation 60,203 63,747 55,800 56,370 73,307 230,365 249,224
Performance Fee Compensation
Realized Carried Interest 16,246 877 19,824 2,006 85,771 19,605 108,478
Unrealized Carried Interest 16,619 88,111 (36,198) 274,201 (27,148) 76,226 298,966
Total Compensation and Benefits 93,068 152,735 39,426 332,577 131,930 326,196 656,668
Other Operating Expenses 29,168 32,178 30,024 32,767 33,006 131,132 127,975
Total Expenses 122,236 184,913 69,450 365,344 164,936 457,328 784,643
Economic Income 103,202 $       171,222 $       80,492 $         360,453 $       319,246 $       425,496 $         931,413 $
Total Assets Under Management 52,491,811 $ 53,287,294 $ 62,619,813 $ 65,675,031 $ 66,142,945 $ 52,491,811 $   66,142,945 $
Fee-Earning Assets Under Management 36,785,770 $ 36,635,224 $ 43,645,106 $ 42,600,515 $ 41,150,728 $ 36,785,770 $   41,150,728 $
Weighted Average Fee-Earning AUM 36,907,936 $ 36,675,636 $ 43,886,763 $ 43,290,792 $ 41,815,672 $ 38,028,891 $   44,164,744 $
LP Capital Invested 276,987 $       749,290 $       524,320 $       1,017,985 $    2,029,019 $    2,857,478 $      4,320,614 $
Total Capital Invested 291,011 $       780,339 $       548,173 $       1,330,606 $    2,271,273 $    3,688,597 $      4,930,391 $

Blackstone 20
Real Estate
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 1Q'13 LTM 1Q'14 LTM
Revenues
Management Fees, Net
Base Management Fees 138,346 $       137,000 $       136,721 $       153,115 $       159,336 $       541,866 $       586,172 $
Transaction and Other Fees, Net
(a)
9,140 19,013 19,205 32,317 13,564 80,409 84,099
Management Fee Offsets
(b)
(7,286) (6,312) (2,385) (6,838) (9,224) (27,268) (24,759)
Total Management Fees, Net 140,200 149,701 153,541 178,594 163,676 595,007 645,512
Performance Fees
Realized Carried Interest 68,773 143,481 93,878 180,641 194,658 225,270 612,658
Realized Incentive Fees 3,092 31,102 3,737 7,931 (26) 28,749 42,744
Unrealized Carried Interest 280,076 259,972 340,406 771,246 140,237 742,340 1,511,861
Unrealized Incentive Fees 2,400 (32,279) 2,481 (1,355) 2,737 (5,633) (28,416)
Total Performance Fees 354,341 402,276 440,502 958,463 337,606 990,726 2,138,847
Investment Income
Realized 9,534 18,577 928 23,320 31,357 47,024 74,182
Unrealized 60,303 30,636 57,656 201,606 5,379 125,266 295,277
Total Investment Income 69,837 49,213 58,584 224,926 36,736 172,290 369,459
Interest Income and Dividend Revenue 4,298 4,396 6,060 6,809 6,110 16,194 23,375
Other (133) (274) 2,113 1,678 317 1,470 3,834
Total Revenues 568,543 605,312 660,800 1,370,470 544,445 1,775,687 3,181,027
Expenses
Compensation 69,459 73,792 75,346 75,625 80,233 271,692 304,996
Performance Fee Compensation
Realized Carried Interest 25,863 55,005 38,942 29,027 51,833 84,204 174,807
Realized Incentive Fees 1,724 15,733 1,919 4,502 (16) 14,782 22,138
Unrealized Carried Interest 89,057 78,604 99,323 299,853 56,985 200,264 534,765
Unrealized Incentive Fees 1,034 (16,329) 615 (335) 1,382 (3,317) (14,667)
Total Compensation and Benefits 187,137 206,805 216,145 408,672 190,417 567,625 1,022,039
Other Operating Expenses 28,462 27,617 30,614 29,698 33,107 123,252 121,036
Total Expenses 215,599 234,422 246,759 438,370 223,524 690,877 1,143,075
Economic Income 352,944 $       370,890 $       414,041 $       932,100 $       320,921 $       1,084,810 $   2,037,952 $
Total Assets Under Management 59,475,215 $ 63,919,906 $ 68,964,455 $ 79,410,788 $ 81,333,562 $ 59,475,215 $ 81,333,562 $
Fee-Earning Assets Under Management 42,140,507 $ 43,635,493 $ 44,715,985 $ 50,792,803 $ 53,490,834 $ 42,140,507 $ 53,490,834 $
Weighted Average Fee-Earning AUM 41,682,661 $ 42,523,604 $ 44,163,396 $ 50,568,609 $ 50,954,956 $ 39,878,906 $ 45,064,145 $
LP Capital Invested 1,175,775 $    2,213,668 $    2,365,224 $    3,986,610 $    1,692,232 $    8,250,395 $    10,257,734 $
Total Capital Invested 1,202,736 $    2,274,853 $    2,438,725 $    4,333,419 $    1,746,460 $    8,545,336 $    10,793,457 $

Blackstone 21
Hedge Fund Solutions
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 1Q'13 LTM 1Q'14 LTM
Revenues
Management Fees, Net
Base Management Fees 92,791 $         100,113 $       103,392 $       113,025 $       113,384 $       357,180 $       429,914 $
Transaction and Other Fees, Net
(a)
4 61 295 263 93 100 712
Management Fee Offsets
(b)
(324) (714) (1,200) (1,149) (1,455) (1,403) (4,518)
Total Management Fees, Net 92,471 99,460 102,487 112,139 112,022 355,877 426,108
Performance Fees
Realized Incentive Fees 13,709 13,845 5,320 174,861 39,845 93,844 233,871
Unrealized Incentive Fees 55,501 20,989 29,208 (97,980) 18,085 41,356 (29,698)
Total Performance Fees 69,210 34,834 34,528 76,881 57,930 135,200 204,173
Investment Income (Loss)
Realized 852 13,668 (598) 13,691 16,820 7,619 43,581
Unrealized 3,913 (12,054) 6,439 (7,604) 4,431 4,059 (8,788)
Total Investment Income 4,765 1,614 5,841 6,087 21,251 11,678 34,793
Interest Income and Dividend Revenue 1,216 1,878 2,523 1,988 2,661 2,969 9,050
Other 85 (254) 595 262 122 4,028 725
Total Revenues 167,747 137,532 145,974 197,357 193,986 509,752 674,849
Expenses
Compensation 33,868 36,844 37,611 28,147 40,571 125,366 143,173
Performance Fee Compensation
Realized Incentive Fees 5,022 5,116 1,954 53,701 13,271 26,724 74,042
Unrealized Incentive Fees 19,836 7,666 10,177 (34,823) 6,761 13,859 (10,219)
Total Compensation and Benefits 58,726 49,626 49,742 47,025 60,603 165,949 206,996
Other Operating Expenses 15,159 16,535 19,575 15,697 19,480 59,034 71,287
Total Expenses 73,885 66,161 69,317 62,722 80,083 224,983 278,283
Economic Income 93,862 $         71,371 $         76,657 $         134,635 $       113,903 $       284,769 $       396,566 $
Total Assets Under Management 48,187,865 $ 50,128,028 $ 53,162,174 $ 55,657,463 $ 58,262,659 $ 48,187,865 $ 58,262,659 $
Fee-Earning Assets Under Management 45,585,454 $ 47,572,465 $ 50,829,734 $ 52,865,837 $ 55,571,357 $ 45,585,454 $ 55,571,357 $
Weighted Average Fee-Earning AUM 44,999,899 $ 46,783,727 $ 48,933,335 $ 51,794,518 $ 54,715,882 $ 42,972,258 $ 50,438,845 $
LP Capital Invested 55,849 $         118,323 $       248,422 $       8,681 $           167,170 $       252,029 $       542,596 $
Total Capital Invested 59,000 $         125,000 $       262,309 $       8,681 $           202,674 $       266,250 $       598,664 $

Blackstone 22
Credit
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 1Q'13 LTM 1Q'14 LTM
Revenues
Management Fees, Net
Base Management Fees 91,364 $         101,940 $       101,900 $       102,954 $       105,574 $       356,547 $       412,368 $
Transaction and Other Fees, Net
(a)
4,374 9,002 7,058 8,152 3,344 39,524 27,556
Management Fee Offsets
(b)
(1,572) (1,559) (2,606) (34,592) (4,252) (6,270) (43,009)
Total Management Fees, Net 94,166 109,383 106,352 76,514 104,666 389,801 396,915
Performance Fees
Realized Carried Interest 85,505 35,908 3,655 2,124 19,160 137,006 60,847
Realized Incentive Fees 7,926 29,920 22,181 160,709 14,018 198,319 226,828
Unrealized Carried Interest (18,775) 13,808 35,946 77,099 22,986 100,025 149,839
Unrealized Incentive Fees 49,854 15,648 9,303 (73,698) 40,444 (25,400) (8,303)
Total Performance Fees 124,510 95,284 71,085 166,234 96,608 409,950 429,211
Investment Income (Loss)
Realized 3,328 901 496 (627) 3,071 18,256 3,841
Unrealized 1,093 4,381 (1,042) 9,519 3,079 (3,349) 15,937
Total Investment Income (Loss) 4,421 5,282 (546) 8,892 6,150 14,907 19,778
Interest Income and Dividend Revenue 4,547 4,071 5,288 4,240 5,861 11,452 19,460
Other 1,828 (1,063) (357) 119 (259) 892 (1,560)
Total Revenues 229,472 212,957 181,822 255,999 213,026 827,002 863,804
Expenses
Compensation 45,521 55,941 53,250 31,802 50,752 190,455 191,745
Performance Fee Compensation
Realized Carried Interest 47,328 20,028 1,603 452 11,794 74,123 33,877
Realized Incentive Fees 3,762 14,165 10,726 82,591 10,380 104,792 117,862
Unrealized Carried Interest (10,204) 6,109 19,216 42,026 10,853 56,038 78,204
Unrealized Incentive Fees 23,608 11,747 292 (35,139) 15,388 (23,371) (7,712)
Total Compensation and Benefits 110,015 107,990 85,087 121,732 99,167 402,037 413,976
Other Operating Expenses 20,962 22,961 23,451 29,566 32,839 88,354 108,817
Total Expenses 130,977 130,951 108,538 151,298 132,006 490,391 522,793
Economic Income 98,495 $         82,006 $         73,284 $         104,701 $       81,020 $         336,611 $       341,011 $
Total Assets Under Management 58,055,781 $ 62,236,513 $ 63,318,446 $ 65,014,348 $ 66,006,417 $ 58,055,781 $ 66,006,417 $
Fee-Earning Assets Under Management 46,437,616 $ 48,495,765 $ 49,458,992 $ 51,722,584 $ 53,386,685 $ 46,437,616 $ 53,386,685 $
Weighted Average Fee-Earning AUM 45,960,690 $ 47,723,711 $ 48,645,182 $ 50,655,628 $ 52,759,492 $ 43,867,284 $ 49,284,967 $
LP Capital Invested 275,852 $       553,123 $       240,101 $       369,494 $       580,106 $       1,604,099 $    1,742,824 $
Total Capital Invested 287,727 $       577,399 $       287,158 $       443,150 $       587,256 $       1,820,755 $    1,894,963 $

Blackstone 23
Financial Advisory
(Dollars in Thousands)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 1Q'13 LTM 1Q'14 LTM
Revenues
Advisory Fees 67,020 $       120,734 $       83,602 $         139,158 $       69,963 $         348,591 $     413,457 $
Transaction and Other Fees, Net 3 40 196 866 62 153 1,164
Total Advisory and Transaction Fees 67,023 120,774 83,798 140,024 70,025 348,744 414,621
Investment Income (Loss)
Realized 234 (146) (829) (884) 134 1,043 (1,725)
Unrealized (359) (1,518) 1,006 1,610 694 1,038 1,792
Total Investment Income (Loss) (125) (1,664) 177 726 828 2,081 67
Interest Income and Dividend Revenue 1,616 1,746 2,437 2,221 2,502 7,211 8,906
Other (61) 61 836 614 (175) (947) 1,336
Total Revenues 68,453 120,917 87,248 143,585 73,180 357,089 424,930
Expenses
Compensation 57,926 76,153 57,491 70,744 61,682 225,103 266,070
Total Compensation and Benefits 57,926 76,153 57,491 70,744 61,682 225,103 266,070
Other Operating Expenses 20,693 20,861 19,208 21,443 21,342 84,596 82,854
Total Expenses 78,619 97,014 76,699 92,187 83,024 309,699 348,924
Economic Income (Loss) (10,166) $      23,903 $         10,549 $         51,398 $         (9,844) $          47,390 $       76,006 $

Blackstone 24
Net Accrued Performance Fees and Carried Interest Status
(a)
(a) Preliminary. Totals may not add due to rounding. TEV = Total Enterprise Value.
(b) Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Fees are included in Distributable Earnings.
When these fees are received, the receivable is reduced without further impacting Distributable Earnings.
(c)
Per Unit calculations are based on quarter end Distributable Earnings Units Outstanding (see page 30, Unit Rollforward).
(d) Represents the required increase in equity at the fund level (excluding side-by-side investments) for funds with expired investment periods that are currently not generating performance fees.
Blackstone had $3.5 billion of accrued performance fees, net of performance fee compensation and distributed
Realized Performance Fees, at the end of the first quarter.
$3.5 billion
Net Accrued Performance Fees at 1Q’14
$3.11 per unit
(c)
Net Accrued Performance Fees at 1Q’14
57% increase
in Net Accrued Performance Fees since 1Q’13
Carried Interest Status (excl. SBS)
(d)
Net Accrued Performance Fees
(b)
Remaining Capital Gain to Cross (Amount Above) Carry Threshold
Change vs. Fair % Change in % Change in
(Dollars in Millions, Except per Unit Data)
4Q'13 1Q'14 Per Unit
(c)
4Q'13
(Dollars / Euros In Millions)
Value Cost Amount TEV Equity Value
Private Equity Private Equity
BCP IV Carried Interest 424 $                437 $                0.38 $               13 $                   BCP V 16,620 $          11,336 $          916 $               3% 6%
BCP V Carried Interest 26 141 0.12 115 BCP V-AC 1,869 1,103 (441) (12)% (24)%
BCP VI Carried Interest 108 173 0.15 65
BEP Carried Interest 65 58 0.05 (7) Real Estate
Tactical Opportunities Carried Interest 8 10 0.01 2 BREP Int'l II 1,360 € 1,111 € 893 € 21% 66%
SP V Carried Interest 1 1 0.00 -
Total Private Equity 632 820 0.72 188
Real Estate
BREP IV Carried Interest - 2 0.00 2
BREP V Carried Interest 603 623 0.55 20
BREP VI Carried Interest 1,264 1,284 1.13 20
BREP VII Carried Interest 293 358 0.31 65
BREP Int'l I Carried Interest 2 2 0.00 -
BREP Europe III Carried Interest 155 117 0.10 (38)
BREP Europe IV Carried Interest - 3 0.00 3
BREP Asia Carried Interest 4 8 0.01 4
BREDS Carried Interest 12 15 0.01 3
BREDS Incentive Fees 4 3 0.00 (1)
Asia Platform Incentive Fees 10 9 0.01 (1)
Total Real Estate 2,347 2,424 2.13 77
Hedge Fund Solutions
Incentive Fees 144 56 0.05 (88)
Total Hedge Fund Solutions 144 56 0.05 (88)
Credit
Carried Interest 173 185 0.16 12
Incentive Fees 104 61 0.05 (43)
Total Credit 277 246 0.22 (31)
Total Blackstone
Carried Interest 3,138 3,417 3.00 279
Incentive Fees 262 129 0.11 (133)
Net Accrued Performance Fees 3,400 $             3,546 $             3.11 $               146 $
Memo: Net Realized Performance Fees 261 $               94 $                  0.08 $              (167) $

Blackstone 25
Investment Records as of March 31, 2014
(a)
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (d)
(Dollars in Thousands, Except Where Noted) Capital Capital (b) Value MOIC (c) % Public Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $            - $                     - $                  n/a - 1,741,738 $    2.6x 1,741,738 $    2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (Jun 2000 / Jun 2006) 2,137,330 199,298 247,105 1.2x - 2,619,040 1.4x 2,866,145 1.3x 7% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 230,235 4,223,212 2.1x 66% 17,166,888 3.1x 21,390,100 2.8x 46% 37%
BCP V (Dec 2005 / Jan 2011) 21,030,451 1,717,290 20,040,553 1.6x 48% 10,836,203 1.5x 30,876,756 1.5x 8% 7%
BCP VI (Jan 2011 / Jan 2017) 15,181,593 9,462,410 6,976,180 1.4x 19% 1,003,118 1.6x 7,979,298 1.4x 24% 17%
BEP (Aug 2011 / Aug 2017) 2,438,077 1,342,695 1,469,729 1.7x 39% 631,832 1.5x 2,101,561 1.6x 46% 49%
Total Corporate Private Equity 53,748,192 $      12,951,928 $      32,956,779 $   1.6x 44% 46,440,326 $ 2.1x 79,397,105 $ 1.9x 20% 16%
Tactical Opportunities 5,415,867 3,852,911 1,740,034 1.1x 7% 155,722 1.0x 1,895,756 1.1x 12% 13%
Strategic Partners 13,933,728 4,106,594 6,138,402 1.7x n/a 10,029,354 1.3x 16,167,756 1.5x n/a 14%
Other Funds and Co-Invest (e) 1,201,226 37,082 651,966 0.8x 60% 20,890 1.0x 672,856 0.8x n/m n/m
Total Private Equity 74,299,013 $      20,948,515 $      41,487,181 $   1.5x 42% 56,646,292 $ 1.9x 98,133,473 $ 1.7x 20% 15%
Real Estate
Dollar
Pre-BREP 140,714 $            - $                     - $                  n/a - 345,190 $       2.5x 345,190 $       2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,613 2.1x 2,531,613 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,325,133 2.4x 3,327,294 2.4x 22% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,445,458 1.0x - 3,092,653 2.4x 4,538,111 1.7x 66% 14%
BREP V (Dec 2005 / Feb 2007) 5,538,579 - 7,002,575 1.8x - 3,928,514 2.0x 10,931,089 1.9x 25% 10%
BREP VI (Feb 2007 / Aug 2011) 11,057,280 656,849 18,762,958 2.1x 62% 3,859,420 2.1x 22,622,378 2.1x 24% 13%
BREP VII (Aug 2011 / Feb 2017) 13,432,352 5,263,381 11,822,984 1.4x 4% 1,682,063 1.6x 13,505,047 1.4x 39% 28%
Total Global Real Estate Funds 35,469,374 $      5,920,230 $        39,036,136 $   1.7x 31% 20,092,294 $ 2.2x 59,128,430 $ 1.9x 27% 17%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 120,660 € 1.5x - 1,238,480 € 2.2x 1,359,140 € 2.1x 25% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,627,954 80,124 1,503,865 1.3x 45% 203,180 1.2x 1,707,045 1.2x 3% 2%
BREP Europe III (Jun 2008 / Dec 2013) 3,203,890 622,720 3,350,843 1.4x 13% 898,961 2.4x 4,249,804 1.5x 33% 17%
BREP Europe IV (Sep 2013 / Mar 2019) 5,124,904 4,453,354 776,510 1.1x - 26,640 1.1x 803,150 1.1x 47% 14%
Total Euro Real Estate Funds 10,780,920 € 5,156,198 € 5,751,878 € 1.3x 19% 2,367,261 € 2.1x 8,119,139 € 1.5x 25% 11%
BREP Co-Investment (f)
5,160,385 $        - $                     8,794,315 $     1.9x 81% 711,502 $       1.5x 9,505,817 $    1.8x 13% 17%
BREP Asia (Jun 2013 / Dec 2017) 3,493,216 2,919,108 732,390 1.2x - 4,400 1.0x 736,790 1.2x n/a 31%
Total Real Estate 58,198,272 $      15,944,065 $      56,264,684 $   1.7x 37% 23,915,191 $ 2.1x 80,179,875 $ 1.8x 26% 16%
Core Plus 1,194,180 $        233,500 $            960,680 $        n/a - - $                n/a 960,680 $       n/a n/a n/a
BREDS (g) 6,477,635 $        2,677,962 $        3,085,249 $     n/a - 2,575,404 $    n/a 5,660,653 $    n/a 15% 12%
Credit (h)
Mezzanine I 2,000,000 $        139,685 $            1,341,214 $     1.5x - 3,397,867 $    1.6x 4,739,081 $    1.6x n/a 18%
Mezzanine II 4,120,000 2,893,249 1,557,619 1.3x - 823,420 1.4x 2,381,039 1.3x n/a 24%
Rescue Lending I 3,253,143 474,384 3,540,076 1.5x - 2,250,056 1.4x 5,790,132 1.4x n/a 17%
Rescue Lending II 5,125,000 4,341,551 831,740 1.1x - 3,795 1.0x 835,535 1.1x n/a n/m
Total Credit 14,498,143 $      7,848,869 $        7,270,649 $     1.4x - 6,475,138 $    1.5x 13,745,787 $ 1.4x

Blackstone 26
Investment Records as of March 31, 2014 – Notes
n/m Not meaningful.
n/a Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to March 31, 2014 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest. Net IRRs for
BREP Europe IV, BREP Asia and BREDS II are calculated from commencement of their respective investment periods which, being less than one year, are not annualized.
(e)
Returns for Other Funds and Co-Invest are not meaningful as these funds have no or little realizations.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g)
Excludes Capital Trust drawdown funds.
(h)
The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I and Rescue Lending II Funds, excluding recycled capital during the investment period, was 2.0x, 1.7x, 1.6x and 1.1x, respectively. Funds presented represent the flagship credit drawdown funds only.
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.

Blackstone 27
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
Net Income Attributable to The Blackstone Group L.P.
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
Net Income
Provision for Taxes
Income Before Provision for Taxes
IPO and Acquisition-Related Charges (a)
Amortization of Intangibles (b)
(Income) Associated with Non-Controlling Interests of
Economic Income
Taxes (d)
Economic Net Income
Taxes (d)
Performance Fee Adjustment (e)
Investment (Income) Adjustment (f)
Performance Fee Compensation and Benefits Adjustment (h)
Fee Related Earnings
Realized Performance Fees (i)
Realized Investment Income (j)
Adjustment Related to Realized Investment (Income) Loss -
Blackstone's Treasury Cash Management Strategies (k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)
Equity-Based Compensation (m)
Distributable Earnings
Interest Expense
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)
Depreciation and Amortization
Adjusted EBITDA
Consolidated Entities (c)
Investment Income (Loss) - Blackstone’s Treasury Cash Management Strategies (g)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 1Q'13 LTM 1Q'14 LTM
167,635 $     211,148 $     171,164 $     621,255 $     265,617 $     327,908 $     1,269,184 $
207,090 249,134 208,332 675,289 299,505 507,412 1,432,260
(9,452) 27,944 30,231 149,834 43,961 (107,136) 251,970
62,316 22,366 51,188 47,445 45,792 111,655 166,791
427,589 $     510,592 $     460,915 $     1,493,823 $ 654,875 $     839,839 $     3,120,205 $
50,993 56,082 57,477 91,090 54,097 197,263 258,746
478,582 $     566,674 $     518,392 $     1,584,913 $ 708,972 $     1,037,102 $ 3,378,951 $
186,962 178,706 190,525 166,514 177,024 1,021,576 712,769
25,657 24,322 27,525 29,139 29,003 124,917 109,989
(52,864) (50,310) (81,419) (197,279) (89,753) (4,519) (418,761)
638,337 $     719,392 $     655,023 $     1,583,287 $ 825,246 $     2,179,076 $ 3,782,948 $
(10,031) (16,152) (14,792) (41,189) (11,312) (46,688) (83,445)
628,306 $     703,240 $     640,231 $     1,542,098 $ 813,934 $     2,132,388 $ 3,699,503 $
10,031 16,152 14,792 41,189 11,312 46,688 83,445
(603,999) (719,219) (544,936) (1,688,219) (779,014) (1,812,008) (3,731,388)
(134,771) (97,119) (99,172) (356,743) (116,467) (337,609) (669,501)
(1,729) (21,452) (712) 4,319 7,810 17,730 (10,035)
239,895 286,832 168,393 718,062 237,254 643,929 1,410,541
137,733 $     168,434 $     178,596 $     260,706 $     174,829 $     691,118 $     782,565 $
218,952 147,231 138,924 455,068 214,427 604,714 955,650
38,110 54,586 11,492 66,283 111,917 110,016 244,278
(3,820) 1,469 6,672 8,873 (1,344) (19,795) 15,670
(12,148) (44,220) (31,756) (68,610) (31,054) (135,422) (175,640)
12,085 10,985 8,745 98,309 16,337 94,279 134,376
390,912 $     338,485 $     312,673 $     820,629 $     485,112 $     1,344,910 $ 1,956,899 $
26,069 25,960 25,268 26,607 30,398 81,667 108,233
12,148 44,220 31,756 68,610 31,054 135,422 175,640
8,643 9,116 8,956 8,726 10,373 40,610 37,171
437,772 $     417,781 $     378,653 $     924,572 $     556,937 $     1,602,609 $ 2,277,943 $

Blackstone 28
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See page 31, Definitions and Distribution Policy.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury Cash Management Strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income (Loss) attributable to Blackstone’s Treasury Cash Management
Strategies which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(m) Represents equity-based award expense included in EI.

Blackstone 29
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components
(Dollars in Thousands)
1Q'14 1Q'14 LTM
Interest Income and Dividend Revenue 22,362 $        78,637 $
Other Revenue 869 9,034
7,810 (10,035)
Interest Income and Other Revenue 31,041 $        77,636 $
Realized Incentive Fees 53,837 503,443
Less: Realized Incentive Fee Compensation (23,635) (214,042)
Net Realized Incentive Fees 30,202 $        289,401 $
Realized Carried Interest 333,623 983,411
Less: Realized Carried Interest Compensation (149,398) (317,162)
Net Realized Carried Interest 184,225 $     666,249 $
Realized Investment Income 111,917 244,278
(1,344) 15,670
Net Realized Investment Income 110,573 $     259,948 $
16,337 $        134,376 $
(31,054) $      (175,640) $
Unrealized Incentive Fees 61,266 (66,417)
Less: Unrealized Incentive Fee Compensation (23,531) 32,598
Net Unrealized Incentive Fees 37,735 $        (33,819) $
Unrealized Carried Interest 330,288 2,310,951
Less: Unrealized Carried Interest Compensation (40,690) (911,935)
Net Unrealized Carried Interest 289,598 $     1,399,016 $
Unrealized Investment Income 4,550 425,223
(7,810) 10,035
1,344 (15,670)
Net Unrealized Investment Income (1,916) $         419,588 $
Related Payables
(c)
19,742 $        92,195 $
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
Adjustment Related to Realized Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
Less: Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
Less: Adjustment Related to Realized Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
Equity-Based Compensation
(b)
Taxes and Related Payable
(a)
(a)
See pages 27-28, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b)
Represents equity-based award expense included in Economic Income.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.

Blackstone 30
Unit Rollforward
(a)
Common Unitholders receive Tax Benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable
Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.
(b)
Excludes units which are not entitled to distributions.
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
Total GAAP Weighted-Average Common Units Outstanding - Basic 582,322,183 583,843,094 589,643,844 592,129,570 601,527,299
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
3,377,716 2,919,959 3,276,951 4,536,624 4,141,865
Total GAAP Weighted-Average Common Units Outstanding - Diluted 585,699,899 586,763,053 592,920,795 596,666,194 605,669,164
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 557,463,170 555,224,714 551,916,623 549,773,866 549,327,240
Weighted-Average Economic Net Income Adjusted Units 1,143,163,069 1,141,987,767 1,144,837,418 1,146,440,060 1,154,996,404
Economic Net Income Adjusted Units, End of Period 1,143,893,134 1,142,576,555 1,145,675,305 1,150,867,868 1,154,889,678
Total Common Units Outstanding
(a)
573,275,746 576,466,264 584,860,157 588,165,949 599,372,943
Adjustments:
Blackstone Holdings Partnership Units 554,603,708 550,902,208 550,274,903 547,021,277 541,129,472
Distributable Earnings Units Outstanding
(b)
1,127,879,454 1,127,368,472 1,135,135,060 1,135,187,226 1,140,502,415

Blackstone 31
Definitions and Distribution Policy
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on
Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d)
Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized
Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement.
DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
•
Net Cash Available for Distribution to Common Unitholders is The Blackstone Group L.P.’s share of Distributable Earnings, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter.
Distribution Policy. Blackstone’s intention is to distribute to common unitholders each quarter substantially all of its Net Cash Available for Distribution to
Common Unitholders, subject to a minimum base quarterly distribution of $0.12 per unit. In circumstances in which the Net Cash Available for Distribution to
Common Unitholders for a quarter falls short of the amount necessary to support such per unit distribution, Blackstone intends to correspondingly reduce subsequent quarterly distributions below the amounts supported by the Net Cash Available for Distribution to Common Unitholders by the amount of the shortfall, but not below $0.12 per unit. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to reduce the quarterly distribution payable to common unitholders to less than $0.12 per unit or even to eliminate such distributions entirely.
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

Blackstone 32
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2013, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.